SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12

ABERDEEN GLOBAL INCOME FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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800 Scudders Mill Road

Plainsboro, New Jersey 08536

February 13, 2007

Dear Stockholder:

The Annual Meeting of Stockholders is to be held at 10:00 a.m. (Eastern time), on Thursday, March 8, 2007, at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and an envelope, postage pre-paid, in which to return your proxy card are enclosed.

At the Annual Meeting, the Fund’s common stockholders will vote for the election of three Class III Directors for three-year terms and until their successors are duly elected and qualify, and the Fund’s preferred stockholders will vote for the election of two Preferred Directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify. Stockholders who are present at the meeting will hear a report on the Fund and will be given the opportunity to discuss matters of interest to stockholders.

Your Directors recommend that you vote in favor of each of the foregoing matters.

P. Gerald Malone

Chairman

YOU ARE URGED TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

ABERDEEN GLOBAL INCOME FUND, INC.

800 Scudders Mill Road

Plainsboro, New Jersey 08536

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 8, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Fund”), will be held at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania on Thursday, March 8, 2007, at 10:00 a.m. (Eastern time), for the following purposes:

(1)	To elect three Directors to serve as Class III Directors for three-year terms and until their successors are duly elected and qualify;

(2)	To elect two Directors to serve as Preferred Directors until the next annual meeting of stockholders and until their successors are duly elected and qualify; and

(3)	To transact any other business that may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on January 16, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Alan Goodson, Secretary

Plainsboro, New Jersey

February 13, 2007

IMPORTANT: Stockholders are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose, or to authorize the proxy vote by telephone pursuant to instructions on the enclosed proxy card. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

PROXY STATEMENT

ABERDEEN GLOBAL INCOME FUND, INC.

800 Scudders Mill Road

Plainsboro, New Jersey 08536

Annual Meeting of Stockholders

March 8, 2007

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania, on Thursday, March 8, 2007, at 10:00 a.m. (Eastern time). The approximate mailing date for this Proxy Statement is February 15, 2007 or as soon as practicable thereafter.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund’s common stock will be voted “FOR” Proposal 1 and proxies submitted by holders of the Fund’s preferred stock will be voted “FOR” Proposal 2. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536), or by attending the Meeting and voting in person. Stockholders may authorize proxy voting by using the enclosed proxy card along with the enclosed envelope with pre-paid postage. Stockholders may also authorize proxy voting by telephone, by following the instructions contained on their proxy card.

The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meeting, withheld votes and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

Approval of Proposal 1 (Election of Class III Directors to the Board of Directors) will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Meeting and entitled to vote thereon. Approval of Proposal 2 (Election of Preferred Directors to the Board of Directors) will require the affirmative vote of a majority of the shares of preferred stock present in person or by proxy at the Meeting and entitled to vote thereon.

A withheld vote with respect to a Class III Director or a Preferred Director will be treated as present and will have the effect of a vote “AGAINST” that Director. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on Proposals 1 or 2 will be voted “FOR” such Proposal.

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the stockholders may adjourn the Meeting. If a quorum is present but there are not sufficient votes to approve a proposal, the persons named as proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies on that proposal. The vote required for stockholders to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment as to that proposal, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal. For purposes of votes with respect to adjournment, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. If the motion for adjournment is not approved, the voting on that proposal will be completed at the Meeting.

The following table indicates which class of the Fund’s stockholders is being solicited with respect to each Proposal to be considered at the Meeting.

	Solicitation of Vote of Common Stockholders	Solicitation of Vote of Preferred Stockholders (Series W-7)
Proposal 1:	✓
Election of Class III Directors
Proposal 2:
Election of Preferred Directors		✓

Only stockholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a stockholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board of Directors has fixed the close of business on January 16, 2007 as the record date (“Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Stockholders on the Record Date will be entitled to one vote for each share held. As of the Record Date, the Fund had outstanding 9,305,708 shares of common stock, par value $0.001 per share and 1,200 shares of Auction Market Preferred Stock, Series W-7, par value $0.001 per share (“AMPS”).

The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended October 31, 2006, and any more recent reports, to any Fund stockholder upon request. To request a copy, please call or write to the Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 37th Floor, Philadelphia, PA 19103, Telephone: 1-866-839-5233.

PROPOSAL 1: ELECTION OF CLASS III DIRECTORS

The Fund’s charter provides that the Board of Directors to be elected by holders of the Fund’s common stock will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund, the Fund’s investment manager, Aberdeen Asset Management Asia Limited (the “Investment Manager”), or the Fund’s investment adviser, Aberdeen Asset Management Limited (the “Investment Adviser”), are referred to in this Proxy Statement as “Interested Directors.” Directors who are not interested persons as described above are referred to in this Proxy Statement as “Independent Directors.”

The Board of Directors of the Fund, including the Independent Directors, upon the recommendation of the Board’s Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated Neville Miles, Warren C. Smith and Martin J. Gilbert to serve as Class III Directors for three-year terms, to expire at the Annual Meeting of Stockholders to be held in 2010, and until their successors are duly elected and qualify. Messrs. Miles, Smith and Gilbert were elected by stockholders to serve until the 2007 Annual Meeting. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

The Board of Directors has adopted a retirement policy providing for the retirement of Directors at the age of 70, subject to annual review thereafter by the Nominating and Corporate Governance Committee to determine whether it is then in the best interests of the Fund for the Director to remain on the Board. With respect to Directors representing the holders of common stock, the policy provides that an individual shall not be nominated for election as a Class I, Class II, or Class III Director (“Common Stock Director”) if such individual shall have attained 70 years of age prior to the meeting of the Nominating and Corporate Governance Committee (a “Nomination Meeting”) preceding the Board meeting at which Directors (of any class) are to be nominated for election. Following the 70th birthday of a Common Stock Director, such Director shall tender his or her resignation at the next occurring Nomination Meeting, to be effective on the date of the next meeting of stockholders at which Directors (of any class) are to be elected. However, in recognition of the fact that a person may continue to provide a valuable contribution to the Fund after reaching the age of 70, the Nominating and Corporate Governance Committee may determine not to accept such resignation, in which case the retiring Director may serve as a Common Stock Director for one additional year. This process may be repeated for a second year. However, the retiring Director may not continue as a Common Stock Director for longer than the term for which he or she was elected.

It is the intention of the persons named on the enclosed proxy card to vote “FOR” the election of the persons indicated above to serve as Class III Directors. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

The names of the Fund’s nominees for election as Class III Directors, and each other Director of the Fund, and their addresses, ages and principal occupations during the past five years, are provided in the tables below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Class III Directors (Nominees for a Term expiring at the Annual Meeting to be held in 2010)

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Date of Birth: July 13, 1955	President; Class III Director / Nominee	Current term as Director expires 2007; Director since 2001	Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser, since 1983. He has been President of the Fund, and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. since February 2004. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and President since September 2006, of Aberdeen Asset Management Inc., the Fund’s administrator.	2	Aberdeen Asia- Pacific Income Fund, Inc.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Directors

Neville J. Miles†° c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Date of Birth: September 20, 1946	Class III Director/ Nominee	Current term expires 2007; Director since 1999	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies. Mr. Miles served as Chief Executive Officer of Pulse International Pty. Ltd. (financial transaction processing) from 2004 through 2006.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia- Pacific Income Fund, Inc.

Warren C. Smith‡ c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Date of Birth: August 26, 1955	Class III Director/ Nominee	Current term expires 2007; Director since 1992	Mr. Smith has been Managing Editor of BCA Publications (financial publications) since 1982.	1

Class I Directors (Term expiring at the Annual Meeting to be held in 2008)

Independent Directors

David L. Elsum, A.M.†‡ c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Date of Birth: October 26, 1937	Class I Director	Term expires 2008; Director since 1992	Mr. Elsum is Chairman of the Queen Victoria Market and Melbourne Wholesale Fish Market, both wholly-owned by the City of Melbourne. For a period in excess of five years, he has served as a non-executive director of Aberdeen Leaders Limited, a listed Australian investment company. He is also a member of the Essential Services Commission Appeals Panel in Victoria, Australia, and has served as an adviser to the City of Port Philip and the State of Victoria since 2004.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia- Pacific Income Fund, Inc.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
P. Gerald Malone° 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Date of Birth: October 14, 1943	Chairman of the Board; Class I Director	Term expires 2008; Director since 2005	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two London AIM-listed companies (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Aberdeen Asia-Pacific Income Fund, Inc. He also served as a director of European Growth & Income Trust PLC until December 2006.	2	Aberdeen Asia-Pacific Income Fund, Inc.

E. Duff Scott° c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Date of Birth: December 21, 1936	Class I Director	Term expires 2008; Director since 1992	Mr. Scott has been a director of QLT Inc. (biopharmaceutical company) since 1999 and served as Chairman of QLT Inc. until March 2006.	1

Class II Directors (Term expiring at the Annual Meeting to be held in 2009)

Independent Directors

William J. Potter† c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Date of Birth: August 11, 1948	Class II Director	Term expires 2009; Director since 1992	Mr. Potter has been Chairman of Robert Meredith & Co. Inc. (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) from 1989 to 2004.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia- Pacific Income Fund, Inc.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Peter D. Sacks‡ Toron Capital Markets Inc. 590 King Street West Suite 200 Toronto, Ontario M5V 1M3 Canada Date of Birth: May 26, 1945	Class II Director	Term expires 2009; Director since 1992	Mr. Sacks has been Managing Partner of Toron Capital Markets Inc. (investment management) since 1988.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia- Pacific Income Fund, Inc.

*	Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. have the same Investment Manager and Investment Adviser as the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.
†	Messrs. Elsum, Potter and Miles are members of the Contract Review Committee.
‡	Messrs. Elsum, Sacks and Smith are members of the Audit and Valuation Committee.
°	Messrs. Malone, Miles and Scott are members of the Nominating and Corporate Governance Committee.

Please also see the information contained below under the heading “Further Information Regarding Directors and Officers.”

The Board of Directors recommends that holders of common stock vote “FOR” the election of the Fund’s three nominees as Class III Directors to the Fund’s Board of Directors.

PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS

The Fund has outstanding 1,200 shares of Auction Market Preferred Stock, Series W-7, with an aggregate liquidation preference of $30 million.

Section 18 of the 1940 Act requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. The Board of Directors of the Fund, including the Independent Directors, upon the recommendation of the Board’s Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated Dr. Anton E. Schrafl and Mr. John T. Sheehy to serve as Preferred Directors until the Annual Meeting of Stockholders to be held in 2008 and until their successors are duly elected and qualify. The nominees have indicated an intention to continue to serve if elected and have consented to be named in this Proxy Statement.

As indicated above, the Board of Directors has adopted a retirement policy providing for the retirement of Directors at the age of 70, subject to annual review thereafter by the Nominating and Corporate Governance Committee to determine whether it is then in the best interests of the Fund for the Director to remain on the Board. With respect to Directors representing the holders of preferred stock, the policy is similar to, but slightly different from, the policy with respect to

Directors representing the holders of common stock. The policy provides that an individual shall not be nominated for election as a Preferred Director if such individual shall have attained 70 years of age prior to the Nomination Meeting. The policy further provides that, notwithstanding the foregoing, the Nominating and Corporate Governance Committee may nominate as a Preferred Director an individual who shall have attained 70 years of age prior to the Nomination Meeting, if the Committee determines, after taking into consideration the nominee’s age, ability to contribute to the Board, experience and institutional knowledge, that the nominee will enhance the Board’s effectiveness and represent the interests of Preferred Stockholders. The Committee has nominated Dr. Schrafl for an additional term as a Preferred Director based upon a determination that his election will enhance the Board’s effectiveness and represent the interests of Preferred Stockholders.

It is the intention of the persons named on the enclosed proxy card to vote “FOR” the election of the persons indicated above to serve as Preferred Directors. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors may recommend.

The names of the Fund’s nominees for election as Preferred Directors, and their addresses, ages and principal occupations during the past five years, are provided in the table below. Both of the nominees are Independent Directors.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Dr. Anton E. Schrafl Wiesenstrasse 7 CH - 8008 Zurich Switzerland Date of Birth: January 8, 1932	Preferred Stock Director/ Nominee	Current term expires 2007; Director since 1993	Dr. Schrafl has been Chairman of the Board of Dynavest Ltd. (investment management company) since 2002. He was Deputy Chairman of Holcim Limited (global manufacturer and distributor of cement and allied products) from 1985 until 2002.	2	Aberdeen Asia-Pacific Income Fund, Inc.

John T. Sheehy‡ B.V. Murray and Company 560 Sylvan Avenue Englewood Cliffs, NJ 07632 Date of Birth: November 1, 1942	Preferred Stock Director/ Nominee	Current term expires 2007; Director since 1992	Mr. Sheehy has been Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) since 1997.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.

*	Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. have the same Investment Manager and Investment Adviser as the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
‡	Mr. Sheehy is a member of the Audit and Valuation Committee.

Please also see the information contained below under the heading “Further Information Regarding Directors and Officers.”

The Board of Directors recommends that holders of preferred stock vote “FOR” the election of the Fund’s two nominees as Preferred Directors to the Fund’s Board of Directors.

FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

Officers of the Fund

The names of the officers of the Fund who are not Directors, and their addresses, ages and principal occupations during the past five years, are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Alison Briggs Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000 Australia Date of Birth: March 6, 1972	Vice President**	Since 2004	Head of Fixed Income – Australia (since 2006) and Senior Portfolio Manager (from 2001 to 2005) of Aberdeen Asset Management Limited.

Annette Fraser Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Date of Birth: May 31, 1964	Vice President**	Since 2006	Head of Fixed Income – Asia Pacific Region (since February 2006) and Portfolio Manager (from September 2005 to January 2006) of Aberdeen Asset Managers Limited (affiliate of the Fund’s Investment Manager and Investment Adviser); Managing Director – Fixed Income (from 1990 to 2005) of Deutsche Asset Management Investment Services Limited.

Steve Ilott Aberdeen Asset Managers Limited One Bow Churchyard London EC4 M9HH United Kingdom Date of Birth: November 30, 1967	Vice President**	Since 2006	Head of Fixed Income (since December 2005) of Aberdeen Asset Managers Limited; Director and Head of Fixed Income – London (from 2001 to December 2005) of DB Group Services (UK) Limited.

Derek Fulton Aberdeen Asset Managers Limited One Bow Churchyard London EC4 M9HH United Kingdom Date of Birth: September 18, 1972	Vice President**	Since 2005

Portfolio Manager (since March 2006) of Aberdeen Asset Managers Limited; Senior Fund Manager (from May 2002 to July 2004) of Aberdeen Asset Managers Limited; Senior Fund Manager (from July 2004 to December 2004) of Aberdeen Asset Management Asia Limited; Head of Global Sovereign and Asian Fixed Income, and a Director, of Aberdeen Asset Management Asia Limited (from December 2004 to March 2006).

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Christian Pittard Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia PA 19103 Date of Birth: May 13, 1973	Treasurer and Assistant Secretary***	Since 2001	Director and Vice President (since 2006), Chief Executive Officer (from October 2005 to September 2006), and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 2000 to May 2005); Managing Director of Aberdeen Asset Managers Jersey Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 1999 to November 2005).

James Capezzuto Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia PA 19103 Date of Birth: November 4, 1963	Vice President Compliance***	Since 2005	Vice President and Chief Compliance Officer (since October 2005) and employee (since September 2005) of Aberdeen Asset Management Inc.; Director and associate general counsel of UBS Global Asset Management — Americas region (from 2004 to September 2005); Senior Vice President and Senior Compliance Manager of Bank of America Corporation (from 2003 to 2004); Counsel, Compliance Director of Steinberg Priest & Sloane Capital Management LLC (from 2002 to 2003) and Director and Senior Counsel of Deutsche Asset Management (from 1996 to 2002).

Alan Goodson Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia PA 19103 Date of Birth: January 20, 1974	Secretary and Assistant Treasurer***	Since 2005	Vice President and Secretary (since October 2005) and employee (since June 2005) of Aberdeen Asset Management Inc.; Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on March 9, 2006, except for Ms. Fraser and Mr. Ilott, who were elected on June 7, 2006.
**	Ms. Briggs, Ms. Fraser, Mr. Fulton, and Mr. Ilott hold the same position with Aberdeen Asia-Pacific Income Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Messrs. Pittard, Capezzuto, and Goodson hold the same position(s) with Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc., both of which may be deemed to be a part of the same “Fund Complex” as the Fund.

Ownership of Securities

As of October 31, 2006, the Fund’s Directors and executive officers, as a group, owned less than 1% of the Fund’s outstanding shares of common stock, and no shares of the Fund’s preferred stock. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.

As of October 31, 2006, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director or Nominee in Family of Investment Companies*

Interested Director
Martin J. Gilbert	$10,001 to 50,000	$10,001 to 50,000

Independent Directors
David L. Elsum	$10,001 to 50,000	$50,001 to 100,000
P. Gerald Malone	$10,001 to 50,000	$10,001 to 50,000
Neville J. Miles	$10,001 to 50,000	$10,001 to 50,000
William J. Potter	$10,001 to 50,000	$10,001 to 50,000
Peter D. Sacks	$10,001 to 50,000	$10,001 to 50,000
Dr. Anton E. Schrafl	$10,001 to 50,000	$10,001 to 50,000
E. Duff Scott	$50,001 to 100,000	Over $100,000
John T. Sheehy	$10,001 to 50,000	$10,001 to 50,000
Warren C. Smith	$50,001 to 100,000	$50,001 to 100,000

*	Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc., all of which may be deemed to be in the same Family of Investment Companies.

As of October 31, 2006, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager or Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager or Investment Adviser.

Messrs. Martin Gilbert and Christian Pittard serve as executive officers of the Fund. As of October 31, 2006, Mr. Pittard owned no shares of the Fund’s common stock or preferred stock.

Committees of the Board of Directors

Current Committees and Members

The Board of Directors has a standing Audit and Valuation Committee, Contract Review Committee, and Nominating and Corporate Governance Committee, each of which is composed entirely of Independent Directors. Each member is also “independent” within the meaning of the American Stock Exchange (“AMEX”) listing standards.

Audit and Valuation Committee

The Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non-audit work of the Fund’s independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund’s Audit and Valuation Committee are Messrs. David L. Elsum, John T. Sheehy, Peter D. Sacks and Warren C. Smith.

The Board of Directors has adopted an Audit Charter and a Valuation Charter for its Audit and Valuation Committee. A copy of the Fund’s current Audit Charter is attached to this Proxy Statement as Appendix A.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Pricing and Valuation Procedures, such as overseeing the implementation of the Fund’s Pricing and Valuation Procedures. The Board of Directors has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Pricing and Valuation Procedures.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewal or amendment of the Fund’s management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements. The members of the Fund’s Contract Review Committee are Messrs. David L. Elsum, William J. Potter and Neville J. Miles.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Investment Manager and Investment Adviser and other principal service providers. The Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board’s December meeting. The Committee also periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Board of Directors has adopted a Nominating and Corporate Governance Committee Charter, which was included as an appendix to the Fund’s proxy statement in 2005. The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. P. Gerald Malone, Neville J. Miles and E. Duff Scott.

The Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition. The Committee will consider potential director candidates recommended by Fund stockholders provided that: (i) the proposed candidates satisfy the director qualification requirements set forth in the Fund’s bylaws, and (ii) the nominating stockholders comply with the Fund’s Policies for Consideration of Board Member Candidates submitted by Fund Stockholders, which policies were included as an appendix to the Fund’s proxy statement in 2005, in addition to such procedures and requirements as are set forth in the Fund’s bylaws. Other than compliance with the requirements mentioned in the preceding sentence, the Committee will not otherwise evaluate stockholder director nominees in a different manner than other nominees and the standard of the Committee is to treat all equally qualified nominees in the same manner. The Committee may identify prospective director candidates from any reasonable source and has the ability to engage third-party search services for the identification and evaluation of potential nominees.

The Fund’s bylaws (Article III, Section 2(c)) contain provisions regarding minimum qualifications for directors. These include a requirement that, to qualify as a nominee for a directorship, each candidate, at the time of nomination, other than persons who were directors at the time of the adoption of the minimum qualifications, must possess at least the following specific minimum qualifications: (i) a nominee shall have at least five years’ experience in either investment management, economics, public accounting or Australian business; (ii) a nominee shall have a college undergraduate or graduate degree in economics, finance, business administration, accounting or engineering, or a professional degree in law, engineering, or medicine, from an accredited university or college in the United States, Australia, the United Kingdom, Canada or New Zealand, or the equivalent degree from an equivalent institution of higher learning in another country; and (iii) a nominee shall not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

The Fund’s bylaws (Article II, Section 11) also contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Stockholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the Fund’s bylaws, and shall include the following information: (1) the nature of the proposed business with reasonable particularity, including the exact text of any proposal to be presented for adoption, and the reasons for conducting that business at the meeting of stockholders, (2) with respect to each such stockholder, that stockholder’s name and address (as they appear on the records of the Fund), business address and telephone number, residence address and telephone number, and the number of shares of each class of stock of the Fund beneficially owned by that stockholder, (3) any interest of the stockholder in the proposed business, (4) the name or names of each person nominated by the stockholder to be elected or re-elected as a director, if any, and (5) with respect to each nominee, that nominee’s name, business address and telephone number, and residence address and telephone number, the number of shares, if any, of each class of stock of the Fund owned directly and beneficially by that nominee, and all information relating to that nominee that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, pursuant to Regulation 14A under the 1934 Act (or any provisions of law subsequently replacing Regulation 14A), together with a notarized letter signed by the nominee stating his or her acceptance of the nomination by that stockholder, stating his or her intention to serve as director if elected, and consenting to being named as a nominee for director in any proxy statement relating to such election.

Any stockholder who would like a copy of the Fund’s bylaws or the Fund’s “Policies for Consideration of Board Member Candidates Submitted by Fund Stockholders” may obtain a copy from the Fund, by writing to Aberdeen Asset Management Inc., the Fund’s investor relations services provider, at 1735 Market Street, 37th Floor, Philadelphia, PA 19103, or by sending an e-mail to Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Board and Committee Meetings in Fiscal 2006

During the Fund’s fiscal year ended October 31, 2006, the Board of Directors held four regular meetings and one special meeting; the Audit and Valuation Committee held two meetings; the Contract Review Committee held one meeting; and the Nominating and Corporate Governance Committee held three meetings. During such period, each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served.

Communications with the Board of Directors

Stockholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o Aberdeen Asset Management Inc., the Fund’s investor relations services provider, at 1735 Market Street, 37th Floor, Philadelphia, PA 19103, or may send e-mail correspondence to the Director(s) c/o Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Director Attendance at Annual Meetings of Stockholders

Generally, in the event that any of the Fund’s Directors are geographically close to the site of an annual meeting of stockholders at the time of such meeting, one or more of such Directors will attend the meeting. However, since a majority of the Fund’s Directors reside outside of the United States, the Fund recognizes that it would be impractical for most Directors to attend such meetings and would create a significant expense for the Fund. In light of the fact that the residences of most Directors are substantial distances from the location of the annual meetings of stockholders and that, historically, few stockholders have attended annual meetings in person, the Fund has not established a policy with respect to Director attendance at annual meetings of stockholders. Three Directors attended the 2006 Annual Meeting of Stockholders.

Compensation of Directors and Certain Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2006. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the fund complex for performing their duties as officers or Directors, respectively.

Each Independent Director of the Fund receives a retainer fee of $19,000 per year and a fee of $1,500 per meeting for attendance at Board meetings. In addition, the Chairman of the Board receives a fee of $10,000 per year; the Chairman of the Contract Review Committee receives a fee of $5,000 per year; and the Chairman of the Audit and Valuation Committee receives a fee of $5,000 per year. There are no per meeting fees for attendance at meetings of the Board’s standing committees (Contract Review Committee, Audit and Valuation Committee, and Nominating and Corporate Governance Committee). Members of ad hoc committees of the Board receive a fee of $500 per meeting attended and the Chairman of each ad hoc committee receives an additional fee of $500 per meeting attended. However, the fees for attendance at ad hoc committee meetings may be less than $500 per meeting, in certain instances where committee meetings are held jointly with committee meetings of other funds in the same fund complex.

Compensation Table

Fiscal Year Ended October 31, 2006

	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*
Name of Director
David L. Elsum	$24,917	N/A	N/A	$83,000	(3)
Martin J. Gilbert	$0	N/A	N/A	$0	(2)
P. Gerald Malone	$33,250	N/A	N/A	$70,083	(2)
Neville J. Miles	$26,417	N/A	N/A	$94,833	(3)
William J. Potter	$30,583	N/A	N/A	$84,500	(3)
Peter D. Sacks	$25,417	N/A	N/A	$77,833	(3)
E. Duff Scott	$23,417	N/A	N/A	$23,417	(1)
Warren C. Smith	$24,417	N/A	N/A	$24,417	(1)
Preferred Directors:
Dr. Anton E. Schrafl	$23,417	N/A	N/A	$49,417	(2)
John T. Sheehy	$30,583	N/A	N/A	$93,833	(3)

*	The number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”) to electronically file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the AMEX. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, and except as provided in the following sentence, the Fund believes that during the fiscal year ended October 31, 2006, its Reporting Persons complied with all applicable filing requirements. Ms. Annette Fraser (officer of the Fund) and Mr. Puay-Wei Teo (an affiliate of the Investment Manager) filed a Form 3 Initial Statement of Beneficial Ownership of the Fund’s securities subsequent to the 10-day period specified in the Form.

Relationship of Directors or Nominees with the Investment Manager and the Investment Adviser

Aberdeen Asset Management Asia Limited serves as the Investment Manager to the Fund and Aberdeen Asset Management Limited serves as the Investment Adviser to the Fund pursuant to a management agreement dated as of March 8, 2004 and an advisory agreement dated as of March 8, 2004, respectively. The Investment Manager is a Singapore corporation with its registered office located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Manager is a wholly-owned subsidiary of Aberdeen Asset Management PLC, a Scots company. The registered offices of Aberdeen Asset Management PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. The

Investment Adviser is an Australian corporation which is a wholly-owned subsidiary of the Investment Manager. The registered offices of the Investment Adviser are located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. Mr. Martin Gilbert, a Director and President of the Fund, also serves as a Director of the Investment Manager, a Director of the Investment Adviser, and as the Chief Executive and an Executive Director of Aberdeen Asset Management PLC. Mr. Gilbert is also a stockholder of Aberdeen Asset Management PLC.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee at an annual rate equal to 0.15% of the Fund’s average weekly managed assets, which are defined as net assets plus the amount of any borrowings for investment purposes. AAMI is a Delaware corporation with its principal business office located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. AAMI also provides investor relations services to the Fund under an investor relations services agreement, for a monthly retainer of $10,000, plus out-of-pocket expenses. Messrs. Martin Gilbert, Christian Pittard, James Capezzuto and Alan Goodson, who serve as officers of the Fund, are also directors and/or officers of AAMI. See “Further Information regarding Directors and Officers—Officers of the Fund.”

REPORT OF THE AUDIT AND VALUATION COMMITTEE;

INFORMATION REGARDING THE FUND’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Valuation Committee has selected, and the Fund’s Independent Directors have ratified the selection of, PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, to audit the financial statements of the Fund for the fiscal year ending October 31, 2007.

Representatives from PwC are expected to be present at the Meeting and will have the opportunity to respond to questions from stockholders and to make a statement if they so desire.

The Audit and Valuation Committee has received from PwC the written disclosures and the letter required by Independence Standards Board No. 1, and has discussed with PwC its independence. The Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC addressed by Statements on Auditing Standards Nos. 61 and 90. Based on the foregoing, the Audit and Valuation Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2006. The members of the Audit and Valuation Committee are Messrs. David L. Elsum, John T. Sheehy, Peter D. Sacks and Warren Smith.

The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during the Fund’s two most recent fiscal years:

Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2006	$97,000	$9,500	$6,700	$0
2005	$116,610	$9,500	$6,100	$0

All of the services described in the table above were approved by the Audit and Valuation Committee pursuant to its pre-approval policies and procedures (the “Pre-Approval Policies and Procedures”) which are summarized below. The tax fees were for the preparation of the Fund’s federal income tax returns.

Other than as set forth in the table above, PwC did not bill any non-audit fees for the fiscal years ended October 31, 2006 and October 31, 2005.

For the fiscal years ended October 31, 2006 and October 31, 2005, PwC did not provide any non-audit services to any entity controlling, controlled by, or under common control with the Fund’s Investment Manager or the Fund’s Investment Adviser that provides ongoing services to the Fund (“Service Affiliates”).

The Fund’s Audit and Valuation Committee has adopted Pre-Approval Policies and Procedures pursuant to which the Committee pre-approves all audit and non-audit services provided by the Fund’s independent registered public accounting firm (“Auditor”) and any non-audit services provided by the Auditor to the Fund’s Investment Manager, Investment Adviser and Service Affiliates during the period of the Auditor’s engagement to provide audit services to the Fund, if those services directly impact the Fund’s operations and financial reporting. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-audit services include (i) certain services that are audit-related, such as consultations regarding financial accounting and reporting standards and confirmations required under the terms of the AMPS, and (ii) tax services. Certain services may not be provided by the Auditor to the Fund or to the Fund’s Service Affiliates without jeopardizing the Auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit and Valuation Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the client’s financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Pre-Approval Policies and Procedures require Audit and Valuation Committee approval of the engagement of the Auditor for each fiscal year and approval of the engagement by at least a majority of the Fund’s Independent Directors. In determining whether to engage the Auditor for its audit services, the Audit and Valuation Committee will consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. The Pre-Approval Policies and Procedures also permit the Audit and Valuation Committee to pre-approve the provisions of types or categories of permissible non-audit services for the Fund and its Service Affiliates on an annual basis at the time of the Auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s Auditor, the Audit and Valuation Committee is to receive a list of the categories of expected non-audit services with a description and an estimated budget of fees. In its pre-approval, the Audit and Valuation Committee should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the Auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit and Valuation Committee consistent with the same standards for determination and information.

The Audit and Valuation Committee may also appoint a Designated Member of the Committee to pre-approve non-audit services that have not been pre-approved or material changes in the nature or cost of any non-audit services previously pre-approved. Any actions by the Designated Member are to be ratified by the Audit and Valuation Committee by the time of its next regularly scheduled meeting. The Fund’s Pre-Approval Policies and Procedures are to be reviewed annually by the Audit and Valuation Committee and the Fund maintains a record of the decisions made by the Committee pursuant to those procedures.

ADDITIONAL INFORMATION

Expenses.    The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or the Fund’s administrator. The Altman Group has been retained to assist in the solicitation of proxies. The Altman Group will be paid a project fee of $3,500 by the Fund, and the Fund will reimburse The Altman Group for its related expenses. Total payments to The Altman Group are expected to be approximately $5,000.

Solicitation and Voting of Proxies.    Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about February 15, 2007. As mentioned above, The Altman Group has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain stockholders of the Fund may receive a call from a representative of The Altman Group, if the Fund has not yet received their vote. Authorization to permit The Altman Group to execute proxies may be obtained by telephonic instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that Management of the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

Any proxy given by a stockholder is revocable. A stockholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund, or by attending the Meeting and voting in person.

Beneficial Ownership.    To the best of the Fund’s knowledge, based upon filings made with the SEC, as of January 16, 2007, no persons or group beneficially owned more than 5% of the voting securities of the Fund.

Stockholder Proposals.    If a stockholder intends to present a proposal, including the nomination of a director, at the Annual Meeting of Stockholders of the Fund to be held in 2008 and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the Secretary of the Fund at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and such proposal must be received by the Secretary no later than October 18, 2007.

Stockholders wishing to present proposals, including the nomination of a director, at the Annual Meeting of Stockholders of the Fund to be held in 2008 which they do not wish to be included in the Fund’s proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and such notice must be received by the Secretary no sooner than November 9, 2007 and no later than December 9, 2007 in the form prescribed from time to time in the Fund’s bylaws.

OTHER BUSINESS

The Board of Directors of the Fund knows of no business that will be presented for consideration at the Meeting other than as set forth above. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

By Order of the Board of Directors,

Alan Goodson, Secretary

800 Scudders Mill Road

Plainsboro, New Jersey 08536

February 13, 2007

Appendix A

Aberdeen Global Income Fund, Inc.

Audit and Valuation Committee

AUDIT CHARTER

Mission

The mission of the Audit and Valuation Committee (the “Committee”) of the Board of Directors (the “Board”) of Aberdeen Global Income Fund, Inc. (the “Fund”), under this Audit Charter, is to oversee: (i) the Fund’s accounting and financial reporting policies and practices; (ii) its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) the integrity, quality and objectivity of the Fund’s financial statements and the independent audit thereof, including, but not limited to, oversight of the independent auditor’s qualifications and independence. The Committee will report to the Board, if necessary, any relationships between the independent auditor and the Fund, or any other relationships, which come to the Committee’s attention that may adversely affect the independence of the independent auditor.

The function of the Committee is to provide oversight; it is the responsibility of the Fund and the Fund’s investment manager (the “Manager”) and investment adviser (the “Adviser”) to maintain appropriate systems for accounting and internal control, and it is the responsibility of the Fund’s independent auditor to plan and carry out a proper audit.

The independent auditor is directly accountable to the Committee.

Committee Membership

The Committee shall be composed of at least three members. Each member must have been determined not to be an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund, other than in his or her capacity as a member of the Board of Directors or any Board committee (an “Independent Director”) and, in addition, each member shall have the additional qualifications indicated below. The President of the Fund, although not a member of the Committee, will nonetheless be expected to have a significant role in assisting the Committee to discharge its responsibilities, including ensuring adequate access to, and support from, the Fund’s Manager and the Fund’s Adviser.

Qualifications of Committee Members

1.	Members of the Committee must be members of the Board and may not be officers of the Fund. In addition, members should be free of any relationships that would interfere with the exercise of independent judgment.

2.	Each member of the Committee must be able to read and understand basic financial statements, including the Fund’s balance sheet, income statement and statement of cash flows, or must become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which result in that individual’s having financial sophistication, including, but not limited to, being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. If a member qualifies as an “audit committee financial expert” pursuant to Item 401(h) of Regulation S-K or Item 3 of Form N-CSR that member may be presumed to be financially sophisticated.

3.	Unless exempted by an order of the SEC, each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board, directly or indirectly, accept any consulting, advisory, or other compensatory fee from the Fund.

4.	If none of the members of the Committee is a “financial expert” (as that term is defined in the rules and regulations of the SEC), the Fund’s periodic reports shall disclose the reason why.

Duties and Powers

To carry out its mission under this Audit Charter, the Committee shall, to the extent it deems appropriate, carry out the following functions:

1.

To annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Manager or the Adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Fund, consistent with Independence Standards Board (“ISB”) Standard No. 1.[1] The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor;

2.

To review in advance, and consider approval of, any and all proposals by management of the Fund or the Manager or the Adviser that the Fund, the Manager or the Adviser, or their affiliated persons, employ the independent auditor to render “permissible non-audit services”[2] to the Fund and to consider whether such services are consistent with the independent auditor’s independence.[3] The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Fund’s Manager, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended, and other documents as required under the federal securities laws;

[1]

ISB Standard No. 1 requires the auditor to annually: (1) disclose to the Committee, in writing, all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee.

[2]

“Permissible non-audit services” include any professional services, including tax services, provided to the Fund by the independent auditor, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

[3]

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit.

3.	To select, recommend and engage new independent auditors, should it prove necessary, subject to ratification by the Board and shareholder approval, if required;

4.	To review and oversee, in advance and in consultation with the independent auditor, the staffing of the audit of the Fund’s financial statements and obtain from the independent auditor a written representation that they have appointed a lead auditor and/or review partner who has not acted in such capacity for the Fund in each of the Fund’s previous five fiscal years;

5.

To meet periodically with the Fund’s independent auditor and Fund management, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services, (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditor, or other results of said audit(s), including matters required to be discussed by the Statements on Auditing Standards (“SAS”) Nos. 61 and 90,[4] and Fund management’s response to such matters, (iii) to consider the independent auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto, (iv) to review the form of opinion the independent auditor proposes to render to the Board and shareholders, and (v) to review the performance of the independent auditor;

6.	To review and resolve any disagreements between Fund management and the independent auditor regarding financial reporting;

7.	To consider, in consultation with the independent auditor, (i) material questions of choice with respect to appropriate accounting principles and practices to be used in the preparation of the financial statements of the Fund and the effect upon the Fund of any changes in accounting principles or practices proposed by Fund management or the independent auditor, (ii) all critical accounting policies and practices to be used, (iii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Fund, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, (iv) reasons for major year-to-year variations in financial statements, (v) reports of any significant accounting accruals, reserves, estimates made by management, and provisions for contingent liabilities, and (vi) any other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

8.	To review the fees charged by the independent auditor for audit and permissible non-audit services;

9.	To review, in consultation with the Fund’s independent auditor, the Fund’s system of internal controls, including (i) the security of tangible and intangible Fund assets and the security of computer systems and facilities, (ii) instances of employee defalcation and violations of the Code of Ethics and other Fund policies and procedures, and (iii) reports from

[4]

SAS Nos. 61 and 90 (amending SAS Nos. 61 and 71) require independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements. SAS No. 90 clarifies that the auditor must discuss certain information relating to its judgment about the quality, not just the acceptability, of the company’s accounting principles with the audit committee and encourages a three-way discussion among the auditor, management and the audit committee.

Fund legal counsel with respect to compliance with laws and regulations, significant litigation, and possible impact on financial results;

10.	To establish rules and procedures necessary for the Committee to fulfill its responsibilities and conduct its business;

11.	To investigate improprieties or suspected improprieties in Fund operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee;

12.	To review the Fund’s tax compliance and status, including the status of the Fund’s position relative to tax audits and significant issues disputed by tax authorities;

13.	To develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters related to the Fund by employees of the Fund and employees of its service providers, including, but not limited to, employees of the Adviser, Manager, the Fund’s administrator, the Fund’s custodian, the Fund’s principal underwriter, if any, and any other provider of accounting related services;

14.	To assure that all its actions are recorded in minutes of its meetings and maintained with the Fund’s records; and

15.	To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Other Powers and Responsibilities

1.	The Committee normally shall meet in person twice yearly, in June and December, prior to the meetings of the full Board, and may meet at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

2.	Each December, the Committee shall make a report as required by Item 306 of Regulation S-K indicating whether the Committee (i) reviewed and discussed the financial statements with management; (ii) discussed the matters required by SAS Nos. 61 and 90, as modified or supplemented; and (iii) received from the independent auditor the letter and written disclosure required by ISB Standard No. 1, and discussed with the independent auditor their independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with management and the independent auditor, recommends to the Board that the financial statements be included in the Fund’s annual report for the last fiscal year.

3.	The Fund’s officers shall provide, or arrange to provide, such information, data and service as the Committee may request. The Committee shall conduct interviews or discussions as it deems appropriate with personnel of the Fund, and/or others whose views would be considered helpful to the Committee. The Committee may ask management and representatives of the service providers to attend meetings as necessary.

4.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to: (i) engage legal counsel and to retain experts or other persons with specific competence at the expense of the Fund; (ii) compensate any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; and (iii) determine and request appropriate funding from the Fund to cover the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

5.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

As Amended: December 13, 2006

YOUR VOTE IS IMPORTANT VOTE BY TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

TELEPHONE		MAIL
1-866-430-8284
• Use any touch-tone telephone. • Have your proxy card ready. • Follow the simple recorded instructions.	OR	• Mark, sign and date your proxy card. • Detach your proxy card. • Return your proxy card in the postage-paid envelope provided.

1-866-430-8284
☐	CALL TOLL-FREE TO VOTE

Ú DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE Ú

PLEASE VOTE, DATE, SIGN, AND RETURN PROMPTLY IN THE RETURN ENVELOPE.	☒ Votes must be indicated (x) in Black or Blue ink.

THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF THE FUND’S COMMON STOCK VOTE “FOR” PROPOSAL 1, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

(1)	Election of the following two nominees to serve as Class III Directors for three-year terms and until their successors are duly elected and qualify: 1) Neville J. Miles, 2) Warren C. Smith, and 3) Martin J. Gilbert

	FOR ALL	☐	WITHHOLD AUTHORITY FOR ALL	☐	*EXCEPTIONS	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the “Exceptions” box and write that nominee’s name in the space provided below).								The undersigned authorizes the Proxy holder to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

*Exceptions								To change your address, please mark this box. ☐

A proxy executed in such manner as not to withhold authority to vote for the election of any nominee shall be deemed to grant such authority.

SCAN LINE

NOTE: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

							Signature	Signature (if held jointly)	Date

PROXY ABERDEEN GLOBAL INCOME FUND, INC. COMMON STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Annual Meeting of Stockholders — March 8, 2007

The undersigned stockholder of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Timothy Sullivan and Andrea Melia, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania on Thursday, March 8, 2007, at 10:00 a.m. (Eastern time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director (Proposal 1), and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

If you have any comments	☐	ABERDEEN GLOBAL INCOME FUND, INC. P.O. BOX 11429 NEW YORK, N.Y. 10203-0429	ADDRESS CHANGE
please mark this box.

(Continued and to be dated and signed on the reverse side.)

PLEASE VOTE, DATE, SIGN, AND RETURN PROMPTLY IN	☒	ABERDEEN GLOBAL INCOME FUND, INC. AUCTION MARKET PREFERRED STOCK, SERIES W-7
THE RETURN ENVELOPE.	Votes must be indicated (x) in Black or Blue ink.

THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF THE FUND’S PREFERRED STOCK VOTE “FOR” PROPOSAL 2, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

(2)	Election of the following two nominees to serve as
Preferred Directors until the next annual meeting of
stockholders and until their successors are duly elected and qualify:

1) Dr. Anton E. Schrafl, and 2) John T. Sheehy

FOR	☐	WITHHOLD	☐	*EXCEPTIONS	☐
ALL		AUTHORITY
FOR ALL

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below).	The undersigned authorizes the Proxy holder to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

*Exceptions	To change your address, please mark this box. ☐

A proxy executed in such manner as not to withhold

authority to vote for the election of any nominee shall

be deemed to grant such authority.

SCAN LINE

NOTE: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature	Signature (if held jointly)	Date

PROXY ABERDEEN GLOBAL INCOME FUND, INC. AUCTION MARKET PREFERRED STOCK, SERIES W-7 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Annual Meeting of Stockholders — March 8, 2007

The undersigned stockholder of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Timothy Sullivan and Andrea Melia, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania on Thursday, March 8, 2007, at 10:00 a.m. (Eastern time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director (Proposal 2), and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

If you have any comments	☐	ADDRESS CHANGE
please mark this box.

(Continued and to be dated and signed on the reverse side.)